SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     September 13, 2004 (September 7, 2004)



                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



             Delaware                     1-9224                  56-2346563
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

    200 West 57th Street, Suite 507
           New York, New York                                            10019
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(Address of Principal Executive Offices)                              (Zip Code)


                                  212-977-2200
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


[ ] Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Principal Officers
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See disclosure under Item 8.

Item 8.01. Other Events.
------------------------

As previously reported in the Company's Form 10-Q for the quarter ended June 30, 2004, on August 19, 2004, two of the Company's officers, Michael J. Gutowski, the Company's President and Chief Operating Officer, and Larry M. Reid, the Company's Executive Vice President, informed the Company that their employment contracts may have been breached. These officers are also Directors of the Company. On August 27, 2004 these two employees filed suit against the Company in the United States District Court, Southern District of Florida, alleging that
(i) their employment contracts have been breached and (ii) certain future compensation relating thereto to be paid to them amounting up to an aggregate of $1,003,000 has been accelerated. The name of the case is Michael J. Gutowski and Larry M. Reid v. CNE Group, Inc., Case Number 04-61125.

The Company does not believe that it has committed any breach of these agreements and, accordingly, has not incurred the claims that these officers are alleging. In addition, the Company believes that these officers have committed violations of their employment agreements and have taken other actions that have damaged the Company. The Company intends to file a defense to this action and assert appropriate counterclaims.

On September 7, 2004, Messrs. Gutowski and Reid were terminated as officers, directors and employees of the Company's subsidiaries and as officers and employees of the Company. On September 12, 2004, they were removed as members of the Company's Executive Committee and replaced by Anthony S. Conigliaro, the Company's Chief Financial Officer and a director, and Charles W. Currie, who is also a director.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CNE GROUP, INC.



Date: September 13, 2004                           By:  /S/Anthony S. Conigliaro
      ------------------                                ------------------------
                                                        Anthony S. Conigliaro,
                                                        Chief Financial Officer


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